UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 19, 2007

                        PERKINS & MARIE CALLENDER'S INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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

                     DELAWARE                           333-131004                         62-1254388
  (STATE OR OTHER JURISDICTION OF INCORPORATION)     (COMMISSION FILE           (IRS EMPLOYER IDENTIFICATION NO.)
                                                          NUMBER)

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                          6075 POPLAR AVENUE, SUITE 800
                          MEMPHIS, TENNESSEE 38119-4709

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 877-7375

                                       N/A

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

              On November 19, 2007, Perkins & Marie Callender's Inc. issued a press release, a copy of which is furnished as Exhibit 99.1 hereto, relating to its results of operations for the 2007 fiscal third quarter ended October 7, 2007.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibit is furnished herewith:

Exhibit 99.1 - Press Release dated November 19, 2007.


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                                   SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PERKINS & MARIE CALLENDER'S INC.

Date:       November 28, 2007                By:  /s/ James W. Stryker
                                                  -------------------------
                                                  James W. Stryker
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number      Description
--------    -------------------------------------------------------------------

99.1        Press Release dated November 19, 2007.